Exhibit 10.13.4

EXECUTION COPY

FIRST OMNIBUS AMENDMENT

THIS FIRST OMNIBUS AMENDMENT, dated as of April 27th, 2006 (this “Omnibus Amendment”), is entered into in connection with (i) that certain Indenture, dated as of December 30, 2005 (as amended, supplemented, restated or replaced from time to time, the “Indenture”), by and between NewStar Warehouse Funding 2005 LLC, as the issuer (in such capacity, the “Issuer”), and U.S. Bank National Association, as the indenture trustee and as the custodian (in each such capacity, the “Indenture Trustee” and the “Custodian”); (ii) that certain Note Purchase Agreement, dated as of December 30, 2005 (as amended, supplemented, restated or replaced from time to time, the “Note Purchase Agreement”), by and among NewStar Warehouse Funding 2005 LLC, as the issuer (in such capacity, the “Issuer”), and NewStar Financial, Inc., as the servicer and the seller (together with its successors and assigns in each such capacity, the “Servicer” and the “Seller”), and Citigroup Global Markets Realty Corp., as the note purchaser (in such capacity the “Note Purchaser”), and (iii) that certain Sale and Servicing Agreement, dated as of December 30, 2005 (as amended, supplemented, restated or replaced from time to time, the “Sale and Servicing Agreement”), by and among NewStar Financial, Inc., as the servicer and the seller (together with its successors and assigns in each such capacity, the “Servicer” and the “Seller”), NewStar Warehouse Funding 2005 LLC, as the purchaser (together with its successors and assigns in such capacity, the “Purchaser”), and Lyon Financial Services, Inc., d/b/a U.S. Bank Portfolio Services, as the backup servicer (together with its successors and assigns in such capacity, the “Backup Servicer”). Capitalized terms used but not defined herein shall have the meanings provided in the Indenture.

R E C I T A L S

WHEREAS, the parties hereto desire to amend Appendix A attached to each of the Indenture, the Note Purchase Agreement and the Sale and Servicing Agreement as provided herein;

NOW, THEREFORE, based upon the above agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. AMENDMENT TO INDENTURE, NOTE PURCHASE AGREEMENT AND SALE AND SERVICING AGREEMENT

(a) Appendix A: Usage and Definitions as it relates to the Indenture, the Note Purchase Agreement and the Sale and Servicing Agreement is hereby amended as follows:

(i) Sub-Clause (a)(i) of the definition of “Note Interest Rate” is hereby amended by deleting “0.90%” at the end of the sub-clause and replacing it with “0.70%”.

SECTION 2. AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.

Except as specifically amended hereby, all provisions of the Indenture, Note Purchase Agreement and the Sale and Servicing Agreement shall remain in full force and effect. After this Omnibus Amendment becomes effective, all references to the Indenture, Note Purchase Agreement and Sale and Servicing Agreement, “hereof,” “herein,” or words of similar effect referring to the Indenture, Note Purchase Agreement or Sale and Servicing Agreement shall be deemed to mean the Indenture, Note Purchase Agreement or the Sale and Servicing Agreement as amended hereby. This Omnibus Amendment shall not constitute a novation of the Indenture, Note Purchase Agreement or Sale and Servicing Agreement, but shall constitute an amendment thereof. This Omnibus Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Indenture, Note Purchase Agreement or Sale and Servicing Agreement other than as expressly set forth herein.

SECTION 3. REPRESENTATIONS AND WARRANTIES.

Each of the Issuer and Purchaser, and the Seller and Servicer, represents and warrants with respect to itself as of the date of this Omnibus Amendment as follows:

(a) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

(b) the execution, delivery and performance by it of this Omnibus Amendment are within its powers, have been duly authorized, and do not contravene (A) its charter, by-laws, or other organizational documents, or (B) any Applicable Law;

(c) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Omnibus Amendment by or against it;

(d) this Omnibus Amendment has been duly executed and delivered by it; and

(e) this Omnibus Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity.

SECTION 4. CONDITIONS TO EFFECTIVENESS.

This Omnibus Amendment shall become effective on the date on which each party hereto has delivered an executed signature page hereto to the Indenture Trustee.

SECTION 5. MISCELLANEOUS.

(a) This Omnibus Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b) This Omnibus Amendment and the rights and obligations of the parties under this Omnibus Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

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IN WITNESS WHEREOF, the parties have caused this Omnibus Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE ISSUER AND PURCHASER:	NEWSTAR WAREHOUSE FUNDING 2005 LLC

	By:	Newstar Financial, Inc., its Designated Manager

	By:	/s/ John J. Frishkopf
	Name:	John J. Frishkopf
	Title:	Managing Director

THE SELLER AND SERVICER:	NEWSTAR FINANCIAL, INC.

	By:	/s/ John J. Frishkop
	Name:	John J. Frishkopf
	Title:	Managing Director

NOTE PURCHASER:	CITIGROUP GLOBAL MARKETS REALTY CORP.

	By:	/s/ John Pawlowski
	Name:	John Pawlowski
	Title:	Authorized Signer

NewStar-Omnibus Amendment

INDENTURE TRUSTEE AND CUSTODIAN:	U.S. BANK NATIONAL ASSOCIATION
	By:	/s/ Kyle Harcourt
	Name:	Kyle Harcourt
	Title:	Vice President

BACKUP SERVICER:	LYON FINANCIAL SERVICES, INC. d/b/a U.S. Bank Portfolio Services

	By:	/s/ Joseph Andries
	Name:	Joseph Andries
	Title:	Senior Vice President

NewStar-Omnibus Amendment